UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2013

 SCANSOURCE INC
(Exact name of registrant as specified in its charter)

Commission File Number: 000-26926

SC	57-0965380
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
6 Logue Court, Greenville, SC 29615
(Address of principal executive offices, including zip code)
864-288-2432
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 24, 2013, ScanSource, Inc. issued a press release announcing its financial results for its first quarter ended September 30, 2013. A copy of the press release and accompanying presentation slides are attached as Exhibit 99.1 and 99.2 hereto and incorporated herein by reference and also made available through the Company’s website at www.scansource.com.

The information in this Current Report on Form 8-K, including the exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 – Press release issued by ScanSource, Inc. on October 24, 2013. The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant’s annual and quarterly reports filed with the Securities and Exchange Commission.

99.2 – Presentation slides for Q1 FY 2014 financial results conference call issued on October 24, 2013.  The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant’s annual and quarterly reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

Date: October 24, 2013	By:	/s/ Charles A. Mathis
	Name:	Charles A. Mathis
	Its:	Senior Vice President and Chief Financial Officer